SUP-0106-0816

THE AB PORTFOLIOS

-AB Balanced Wealth Strategy

Supplement dated August 12, 2016, to the Prospectus and Summary Prospectus each dated December 31, 2015 (the “Prospectuses”), offering Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares of AB Balanced Wealth Strategy (the “Strategy”).

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Effective at the closing on July 27, 2016 of the reorganization of AB High-Yield Portfolio (the “Portfolio”), a series of The AB Pooling Portfolios, into the AB High Yield Portfolio, a series of AB Bond Fund, Inc. (the “Acquiring Portfolio”), the Acquiring Portfolio replaced the Portfolio as an underlying portfolio of the Strategy.

Accordingly, the Strategy’s Prospectuses are amended as follows:

For the Annual Strategy Operating Expenses table in the section “Fees and Expenses of the Strategy”, add the following at the end of footnote (e):

In connection with the Strategy’s investments in AB High Yield Portfolio (the “Portfolio”), the Adviser has contractually agreed to waive fees and/or reimburse the expenses payable to the Adviser by the Strategy in an amount equal to the Strategy’s share of the advisory fees of the Portfolio, as included in “Acquired Fund Fees and Expenses”. This fee waiver and/or expense reimbursement will remain in effect until December 31, 2017.

Under the column heading “Underlying Portfolio” in the table in the section “Principal Strategies” in the Prospectuses, the reference to “High-Yield” is replaced with “High Yield”.

In the section “Additional Information About the Strategies’ Risks and Investments — Description of Underlying Portfolios — Investment Objectives and Principal Policies of Underlying Portfolios” in the Prospectus, the first three sentences of the first paragraph are replaced by the following:

A brief description of each of the Underlying Portfolios follows. Each Underlying Portfolio, other than AB Multi-Manager Alternative Strategies Fund and AB High Yield Portfolio, is a series of the AB Pooling Portfolios (“Pooling”). AB Multi-Manager Alternative Strategies Fund is a series of AB Cap Fund, Inc. (“Cap Fund”), and AB High Yield Portfolio is a series of AB Bond Fund, Inc. (“Bond Fund”).

In the section “Additional Information About the Strategies’ Risks and Investments — Description of Underlying Portfolios — Investment Objectives and Principal Policies of Underlying Portfolios” in the Prospectus, the paragraphs describing “AB High-Yield Portfolio” are replaced by the following:

AB High Yield Portfolio has an investment objective of seeking to maximize total return consistent with prudent investment management. Under normal circumstances, at least 80% of the Portfolio’s net assets is invested in fixed-income securities rated Ba1 or lower by Moody’s Investors Service or BB+ or lower by Standard & Poor’s Ratings Services or Fitch Ratings (commonly known as “junk bonds”), unrated securities considered by the Adviser to be of comparable quality, and related derivatives.

In selecting securities for purchase or sale by the Portfolio, the Adviser attempts to take advantage of inefficiencies that it believes exist in the global debt markets. The Portfolio invests most often in securities of U.S. issuers, but may also purchase fixed-income securities of foreign issuers, including securities denominated in foreign currencies. The Portfolio expects to use derivatives, such as options, futures, forwards and swaps, to a significant extent.

In the section “Additional Information About the Strategies’ Risks and Investments — Additional Risks and Other Considerations — Changes in Investment Objectives and Policies”, the first sentence is replaced by the following:

The Strategies’ Board or the Underlying Portfolios’ Boards, which include the Pooling Board of Trustees, the Cap Fund Board of Directors and the Bond Fund Board of Directors (together, the “Underlying Portfolio Boards”), may change a Strategy’s or an Underlying Portfolio’s investment objective without shareholder approval.

This Supplement should be read in conjunction with the Prospectuses for the Strategy.

You should retain this Supplement with your Prospectus(es) for future reference.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SUP-0106-0816

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